Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT

AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Evolution Metals & Technologies Corp. (the “Company”) on Form 10-Q for the six months ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 17, 2026	/s/ Suk Jin Moon
Suk Jin Moon
Chief Executive Officer (principal executive officer)

August 17, 2026	/s/ Christopher Clower
Christopher Clower
Chief Financial Officer and Chief Operating Officer (principal financial officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 and is not being filed as part of the Report or as a separate disclosure document.